UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2004

                           PROSPECT ENERGY CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


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           Maryland                        333-114552                   43-2048643

(State or other jurisdiction of     (Commission File Number)   (I.R.S. Employer Identification
        incorporation)                                                    Number)
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                  10 East 40th Street, New York, New York 10016
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               (Address of principal executive offices) (Zip Code)

                                 (212) 448-0702
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
Item 1.01   Entry into a Material Definitive Agreement.

On December 23, 2004, Gas Solutions II Ltd., or "Gas Solutions," a wholly owned subsidiary and investment portfolio company of Prospect Energy Corporation, or "Prospect Energy," entered into a senior secured loan of $12.5 million from First American Bank, SSB, or "FAB." The term loan matures on December 22, 2010, is payable in quarterly installment beginning in June 30, 2005 and bears interest at LIBOR plus 225 basis points. The agreement benefits from standard covenant protection for a loan of this type. The loan agreement and any other material contracts will be filed with Prospect Energy's next quarterly report on Form 10-Q for the quarter ended December 31, 2004.

Gas Solutions used $9.3 million of the proceeds of the loan to repay debt owed to Prospect Energy. Prospect Energy's investment in Gas Solutions now stands at $5.3 million of equity and $18.4 million of second-lien secured debt. In connection with this refinancing, on December 22, 2004, Prospect Energy provided certain limited assurances to FAB with respect to potential legal claims that might or could be asserted by certain third parties. Pursuant to another agreement with FAB dated December 22, 2004, these assurances are backed by segregated funds in Prospect Energy's custody account aggregating approximately $12.85 million. These funds are to be released after the earlier of (1) legal resolution of such claims, should any be made, or (2) 91 days after the FAB loan is refinanced or otherwise repaid.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Concluding a thorough screening process, Prospect Energy has identified a candidate for chief financial officer and plans to announce an appointment within the next two weeks. Prospect Energy's chief financial and compliance officer was placed on administrative leave as of December 23, 2004. Prospect Energy expects to engage an outsourced compliance consulting firm to provide compliance-related services.


SECTION 8 - OTHER EVENTS
Item 8.01   Other Events.

As previously disclosed in the current report on Form 8-K/A filed December 8, 2004, on December 6, 2004, Dallas Gas Partners, LP, or "DGP," served Prospect Energy with a complaint filed November 30, 2004 in the United States District Court for the Southern District of Texas in Galveston. Prospect Energy believes that the DGP complaint is frivolous and without merit. DGP alleges that DGP was fraudulently induced to sign an agreement with Prospect Energy, that Prospect Energy breached an alleged fiduciary duty to DGP, and that Prospect

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Energy tortiously interfered with DGP's contract with Gas Solutions in connection with Prospect Energy's agreement with DGP. DGP alleges it is the successor to MNW Acquisition, LP, or "MNW", with whom Prospect Energy entered into two agreements. The first agreement, a letter of intent dated September 3, 2004 under which Prospect proposed to provide financing to MNW, was subject to Prospect's due diligence in its sole discretion. Under the second agreement, on September 24, 2004, an affiliate of the Company acquired MNW's rights to purchase Gas Solutions, Prospect Energy paid DGP and its affiliates more than $3 million, and each of the principals of the predecessor general partner of DGP, constituting what we understand to be all of the management and ownership interests in such predecessor, and all of the limited partners of DGP, executed a release, forever discharging Prospect Energy from any and all claims in connection with Prospect Energy's agreements with DGP. On December 20, 2004, Prospect Energy filed a motion to dismiss, an answer and counterclaim to the DGP complaint denying all of DGP's material claims. Prospect Energy intends to defend itself against DGP's claims and prosecute Prospect Energy's counterclaims vigorously. While Prospect Energy is confident of its defenses, Prospect Energy recognizes that the results of litigation are inherently uncertain and unpredictable and, as a result, Prospect Energy can offer no assurances with respect to any ultimate outcome with respect to this matter.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

         Listed below are the exhibits that are furnished herewith as part of this report (according to the number assigned to them in Item 601 of Regulation S-K):

  Exhibit No.              Description of Document
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      99.1       Press Release dated December 27, 2004


     This Form 8-K may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to Prospect Energy's plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "will," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or other similar expressions. We base such statements on currently available operating, financial and competitive information; such statements are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. You should not place undue reliance on such forward-looking statements, as they speak only as of the date on which they are made. Additional information regarding these and other risks and uncertainties is contained in our periodic filings with the Securities and Exchange Commission.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PROSPECT ENERGY CORPORATION
                                         (Registrant)


                                         By:   /s/  John F. Barry III
                                              -------------------------------
                                              Name:  John F. Barry III
                                              Title:     Chief Executive Officer



Date:    December 28, 2004